UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2018

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-51734 (Commission File Number)	35-1811116 (IRS Employer Identification No.)
2780 Waterfront Pkwy E. Drive
Suite 200
Indianapolis, Indiana 46214
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (317) 328-5660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 29, 2018, Calumet GP, LLC (the “Company”), the general partner of Calumet Specialty Products Partners, L.P. (the “Partnership”), appointed Daniel L. Sheets to serve as a member of the board of directors of the Company (the “Board”) and to fill the single vacancy on the Board, effective immediately. Mr. Sheets is expected to qualify as an independent director under the rules of the Securities and Exchange Commission and the NASDAQ Stock Market, LLC. There are no arrangements or understandings between Mr. Sheets and any other persons pursuant to which he was appointed to serve as a director of the Board. There are no relationships between Mr. Sheets and the Company or the Partnership or any related person of the Company or the Partnership that would require disclosure pursuant to Item 404(a) of Regulation S-K.
In connection with Mr. Sheets' service on the Board, he is eligible to receive a compensation package commensurate with other members of the Board who are not officers or employees of the Company or its affiliates (“Non-Employee Directors”), which consists of the following: (a) an annual fee of $70,000, payable quarterly; and (b) an annual award of restricted units or phantom units with a market value of approximately $100,000. In addition, the Company reimburses each Non-Employee Director for his out-of-pocket expenses in connection with attending meetings of the Board or committees. Under certain circumstances, we will also indemnify each director for his actions associated with being a director to the fullest extent permitted under Delaware law.

Item 7.01	Regulation FD Disclosure.

On November 2, 2018, the Partnership issued a press release announcing the appointment of Mr. Sheets as discussed above, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This press release is being furnished pursuant to General Instruction B.2 of Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor is it subject to the liabilities of that section or deemed incorporated by reference into any filing made by the Partnership under the Exchange Act and the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
Exhibit 99.1	Press Release dated November 2, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

	By:	CALUMET GP, LLC, its General Partner

November 2, 2018	By:	/s/ D. West Griffin
Name: D. West Griffin
Title: Executive Vice President and Chief Financial Officer